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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported)     June 17, 1998


                           KELLSTROM INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


     0-23764                                              13-3753725
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   (Commission                                           (I.R.S. Employer
   File Number)                                         Identification No.)

         14000 N.W. 4th Street
         Sunrise, Florida                                              33325
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    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              (954) 845-0427


                                       N/A

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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         On June 17, 1998, Kellstrom Industries, Inc. (the "Registrant") completed its acquisition of all of the outstanding capital stock (the "Acquisition") of Aerocar Aviation Corp. and Aerocar Parts, Inc. (collectively, "Aerocar"). The purchase price was approximately $44 million in cash, warrants to purchase an aggregate of 250,000 shares of common stock, par value $0.001 per share, of the Registrant (the "Common Stock") exercisable at $26 per share, plus an additional $5 million payable within a two-year period after closing either in cash, or at the option of the Company, in shares of Common Stock having an equivalent value as of the date of issuance. The Registrant funded the $44 million cash portion of the Acquisition from a portion of the net proceeds of the Registrant's public offerings of debt and equity securities which public offerings closed on June 17, 1998. The Registrant is obligated to pay a fee to Helix Capital Services, L.L.C. for financial and mergers and acquisitions services provided in connection with the Acquisition in an amount equal to two percent (2%) of the consideration paid by the Registrant in the Acquisition.

         Aerocar is engaged in the sale and leasing of aircraft engines and aircraft engine parts to major airlines and regional carriers. Aerocar's primary focus is on the Pratt & Whitney JT8D engine.

         A copy of the press release issued by the Registrant on June 17, 1998 announcing the Acquisition is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

         Incorporated herein by reference to the Registrant's Current Report on Form 8-K, which was filed with the Commission on May 18, 1998, are the following financial statements and PRO FORMA financial information:

          (a)     COMBINED FINANCIAL STATEMENTS OF AEROCAR

                  Independent Auditors' Report

                  Combined Balance Sheet as of December 31, 1997

                  Combined Statement of Earnings for the Year
                  Ended December 31, 1997

                  Combined Statement of Shareholders' Equity for the Year Ended December 31, 1997

                  Combined Statement of Cash Flows for the Year Ended December 31, 1997

                  Notes to Combined Financial Statements

                  Condensed Combined Balance Sheets as of March 31, 1998 and 1997 (Unaudited)

                  Condensed Combined Statement of Earnings for the Three Months Ended March 31, 1998 and 1997 (Unaudited)

                  Condensed Combined Statement of Cash Flows for the Three Months Ended March 31, 1998 and 1997 (Unaudited)

                  Notes to Condensed Combined Financial Statements

          (b)     PRO FORMA FINANCIAL INFORMATION (Unaudited)

                  Pro Forma Consolidated Combined Statement of Earnings for the year ended December 31, 1997 (Unaudited)

                  Pro Forma Consolidated Combined Balance Sheet for the year ended December 31, 1997 (Unaudited)

                  Pro Forma Consolidated Combined Statement of Earnings for the three months ended March 31, 1998 (Unaudited)

                  Pro Forma Consolidated Combined Statement of Earnings for the three months ended March 31, 1997 (Unaudited)

         (c)      Exhibits. The Exhibits to this Form 8-K are listed in the
                  Exhibit Index and are incorporated by reference herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KELLSTROM INDUSTRIES, INC.

Date: June 26, 1998                By:      /s/ Michael W. Wallace
                                            ----------------------------
                                            Michael W. Wallace
                                            Chief Financial Officer



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                                  Exhibit Index
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         Exhibit No:
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         99.1              Press Release issued by the Registrant on June 17,
                           1998

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